Exhibit 32.2
CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON Capital, LLC, the Managing Trustee of the Registrant, in connection with the Quarterly Report of ICON Leasing Fund Twelve Liquidating Trust (the "Liquidating Trust") on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Liquidating Trust.

Date: November 14, 2017

/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer and Co-President
ICON Capital, LLC